UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06310

Legg Mason Partners Variable Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2011

Annual Repor  t

Legg Mason

Western Asset

Variable Strategic

Bond Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Western Asset Variable Strategic Bond Portfolio

Portfolio objective

The Portfolio seeks to maximize total return, consistent with the preservation of capital.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Western Asset Variable Strategic Bond Portfolio for the twelve-month reporting period ended December 31, 2011. Please read on for a detailed look at prevailing economic and market conditions during the Portfolio’s reporting period and to learn how those conditions have affected Portfolio performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 27, 2012

Legg Mason Western Asset Variable Strategic Bond Portfolio	III

Investment commentary

Economic review

Economic growth in the U.S. accelerated over the twelve months ended December 31, 2011. However, the pace of the expansion was less robust than during most other periods exiting a severe recession. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 0.4% and 1.3% in the first and second quarters of 2011, respectively. Third quarter GDP growth then rose to 1.8%. The economy then gathered further momentum late in the year, as the Commerce Department’s initial estimate for fourth quarter GDP growth was 2.8% — the fastest pace since the second quarter of 2010. This was attributed, in part, to higher consumer spending, which rose 2.0% in the fourth quarter, versus 1.7% and 0.7% gains in the third and second quarters, respectively.

Two factors holding back the economy were the weak job market and continued strains in the housing market. While there was some improvement in early 2011 and late in the reporting period, unemployment remained elevated. When 2011 began, unemployment, as reported by the U.S. Department of Labor, was 9.4%. After dipping below 9.0% in March 2011 (to 8.9%), unemployment moved back to 9.0% in April. Unemployment stayed above 9.0% over the next five months before declining to 8.9% in October. Unemployment then fell to 8.6% in November and 8.5% in December, the latter being the lowest rate since February 2009. The housing market showed some encouraging signs, although home prices still appear to be searching for a bottom. Looking back, existing-home sales moved somewhat higher in January 2011, according to the National Association of Realtors (“NAR”). Existing-home sales then fluctuated over the next eight months before rising during each of the last three months of the year. In addition, the year ended with the lowest inventory of unsold homes since April 2006. However, existing-home prices remained weak versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $164,500 in December 2011, down 2.5% from December 2010.

While the manufacturing sector continued to expand, it experienced a soft patch during a portion of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in February 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 61.4 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI then generally moderated over the next several months and was 50.6 in August 2011, its lowest reading in two years. However, the manufacturing sector gained some momentum late in the period and ended December at 53.9, its highest reading in the last six months.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In addition, in August 2011, the Fed declared its intention to keep the federal funds rate steady until mid-2013. Then, in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). At its meeting in December, the Fed potentially opened the door to another round of quantitative easing in 2012, saying it is “prepared to employ its tools to promote a stronger economic recovery in a context of price stability.” Finally, in January 2012 (after the reporting period ended), the Fed extended the period it expects to keep rates on hold, saying “economic conditions — including

IV	Legg Mason Western Asset Variable Strategic Bond Portfolio

Investment commentary (cont’d)

low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 27, 2012

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Legg Mason Western Asset Variable Strategic Bond Portfolio 2011 Annual Report	1

Portfolio overview

Q. What is the Portfolio’s investment strategy?

A. The Portfolio seeks to maximize total return, consistent with the preservation of capital. Under normal circumstances, the Portfolio invests at least 80% of its assets in fixed-income securities. We have broad discretion to allocate the Portfolio’s assets among the following segments of the international market for fixed-income securities:

•	U.S. government obligations

•	U.S. and foreign corporate debt, including emerging market corporate debt

•	Mortgage- and asset-backed securities

•	Sovereign debt, including emerging market sovereign debt

The Portfolio invests in fixed-income securities across a range of credit qualities and may invest a substantial portion of its assets in obligations rated below investment grade (that is, securities rated below Baa/BBB) (or, if unrated, securities we determine to be of comparable quality). The Portfolio may invest without limit in foreign securities denominated either in U.S. dollars or foreign currencies, including securities of issuers in emerging markets. Instead of investing directly in particular securities, the Portfolio may gain exposure to a security, an issuer, an index or a basket of securities, or a market, by investing through the use of instruments such as derivatives. The Portfolio may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening durationi) and for other purposes.

The Portfolio may invest in securities of any maturity. The effective durationii of the Portfolio is normally expected to be between three years and seven years.

At Western Asset Management Company (“Western Asset”), the Portfolio’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Portfolio’s reporting period?

A. Given changing perceptions for the economy and a number of macro issues, the performance of the spread sectors (non-Treasuries) fluctuated during the reporting period. Most spread sectors rallied during the first four months of the period as expectations for the economy were generally positive. While the spread sectors generally posted positive results in May, they underperformed equal-duration Treasuries. Risk aversion then increased from June through September given a host of disappointing economic data, a further escalation of the European sovereign debt crisis and the Standard & Poor’s rating downgrade of U.S. sovereign debt. However, most spread sectors rallied in October given hopes of progress in Europe and some better-than-expected economic data. While risk aversion returned in November given an escalation of the European sovereign debt crisis, risk appetite returned in December as the economy appeared to gather some momentum heading into 2012.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the reporting period. When the period began, two- and ten-year Treasury yields were 0.61% and 3.30%, respectively. Yields initially moved higher given expectations for stronger growth in 2011

2	Legg Mason Western Asset Variable Strategic Bond Portfolio 2011 Annual Report

Portfolio overview (cont’d)

and the potential for rising inflation. Two- and ten-year Treasury yields peaked at 0.87% and 3.75%, respectively, in February 2011. Yields then declined during much of the next seven months due to disappointing economic data and several flights to quality. Two-year Treasuries hit their low for the reporting period of 0.16% on September 19, 2011. Ten-year Treasuries reached their reporting period trough of 1.72% on September 22, 2011. Yields then moved higher in October as investor risk appetite increased. Two-year Treasury yields were then relatively stable during the last two months of the year, whereas ten-year Treasury yields declined in November and December. When the reporting period ended on December 31, 2011, two-year Treasury yields were 0.25% and ten-year Treasury yields were 1.89%.

All told, the Barclays Capital U.S. Aggregate Indexiii (the “Index”) returned 7.84% for the twelve months ended December 31, 2011. Comparatively, riskier fixed-income securities, including high-yield bonds and emerging market debt, produced mixed results. Over the fiscal year, the Barclays Capital U.S. High Yield – 2% Issuer Cap Indexiv gained 4.96%. In contrast, the emerging market debt asset class, as measured by the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)v, returned 8.46%.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Portfolio during the reporting period. We increased our allocation to U.S. Treasuries and cash. Within the agency mortgage-backed security (“MBS”) market, we reduced our allocation to Ginnie Mae securities, while adding to our Fannie Mae exposure, where we found greater value. Our allocations to commercial mortgage-backed securities (“CMBS”) and government agencies were reduced. While the Portfolio maintained its overweights to the investment grade corporate and high-yield bond markets, in both cases we reduced our allocations. Within the investment grade corporate bond market, this was largely done by paring our exposure to Financials. The largest reductions in the high-yield market were in Utilities and Industrials. Finally, when the reporting period began, we had a long duration versus that of the benchmark. This was used as a hedge against credit risk, given our expectation that, if interest rates declined, credit spreads would widen. We later moved to a short duration versus the benchmark, as we felt that interest rates had declined to unsustainably low levels.

During the reporting period, we utilized interest rate swaps, interest rate futures and interest rate options to manage the Portfolio’s duration and yield curvevi exposure. While the interest rate swaps and interest rate futures detracted from performance, our interest rate options were positive for results. Credit default swaps were used to manage our high-yield bond and non-agency MBS exposures. The use of these instruments was negative for results. Total return swaps were utilized to manage our exposures to the agency MBS and CMBS sectors. They also detracted from results during the period. Currency forwards, which were used to hedge the Portfolio’s non-U.S. dollar bond positions and to manage our currency exposures, were negative for performance as well.

Performance review

For the twelve months ended December 31, 2011, Class I shares of Legg Mason Western Asset Variable Strategic Bond Portfolio1 returned 6.87%. The Portfolio’s

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

Legg Mason Western Asset Variable Strategic Bond Portfolio 2011 Annual Report	3

unmanaged benchmark, the Barclays Capital U.S. Aggregate Index, returned 7.84% for the same period. The Lipper Variable General Bond Funds Category Average1 returned 4.91% over the same time frame.

Performance Snapshot as of December 31, 2011 (unaudited)
	6 months	12 months
Legg Mason Western Asset Variable Strategic Bond Portfolio[2]:
Class I	3.27%	6.87%
Barclays Capital U.S. Aggregate Index	4.98%	7.84%
Lipper Variable General Bond Funds Category Average[1]	1.95%	4.91%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio returns assume the reinvestment of all distributions at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Portfolio performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yield for the period ended December 31, 2011 for Class I shares was 1.89%. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class I shares would have been 1.33%. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Portfolio’s investments over a 30-day period and not on the dividends paid by the Portfolio, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s current prospectus dated May 1, 2011, the gross total annual operating expense ratio for Class I shares was 0.90%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. The largest contributor to the Portfolio’s relative performance during the reporting period was its yield curve positioning. Our overweight to the 20+ year portion of the yield curve positively impacted results as longer-term securities outperformed shorter-term securities.

Our security selection of agency MBS was beneficial for performance during the reporting period. This was largely due to successful tactical trading among the various issuers and coupons within the sector.

Tactical trading within the high-yield bond market was rewarded. We had more of an overweight exposure at the beginning of the reporting period when the high-yield market was performing well. We then captured some of those gains and reduced our allocation in the summer before the high-yield market weakened.

Security selection of high-yield bonds within a number of sectors was also beneficial for results. Individual high-yield overweights that added the most value were First Data Corp., Consol Energy, TXU and El Paso Corp.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 65 funds for the six-month period and among the 61 funds for the twelve-month period in the Portfolio’s Lipper category.

[2]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

4	Legg Mason Western Asset Variable Strategic Bond Portfolio 2011 Annual Report

Portfolio overview (cont’d)

Q. What were the leading detractors from performance?

A. The largest detractor from the Portfolio’s relative performance for the period was its overweight to investment grade corporate bonds. While the sector generated strong results at times during the fiscal year, overall it lagged the Index during the twelve months ended December 31, 2011. A number of individual holdings also detracted from performance, including our overweights in Teck Resources, Berkshire Hathaway and Bank of Tokyo-Mitsubishi.

Having an overall duration that was shorter than that of the benchmark was not rewarded given the declining interest rate environment over the twelve-month period. Elsewhere, security selection of non-agency MBS, CMBS and asset-backed securities all modestly detracted from performance during the reporting period.

Thank you for your investment in Legg Mason Western Asset Variable Strategic Bond Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

Sincerely,

Western Asset Management Company

January 17, 2012

RISKS: As interest rates rise, bond prices fall, reducing the value of the Portfolio’s share price. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for a more complete discussion of these and other risks, and the Portfolio’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2011 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 12 through 26 for a list and percentage breakdown of the Portfolio’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Portfolio’s top five sector holdings (as a percentage of net assets) as of December 31, 2011 were: Mortgage-Backed Securities (32.6%), Corporate Bonds & Notes (31.1%), U.S. Government & Agency Obligations (15.8%), Collateralized Mortgage Obligations (10.7%) and Asset-Backed Securities (3.6%). The Portfolio’s composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Legg Mason Western Asset Variable Strategic Bond Portfolio 2011 Annual Report	5

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities. (For example, some bonds can be prepaid by the issuer.)

iii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv

The Barclays Capital U.S. High Yield – 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

[v]

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vi	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

6	Legg Mason Western Asset Variable Strategic Bond Portfolio 2011 Annual Report

Portfolio at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Portfolio’s investments as of December 31, 2011 and December 31, 2010 and does not include derivatives, such as swap contracts, futures contracts, written options and forward foreign currency contracts. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

‡	Prior year percentages have been restated to reflect current period classifications.

Legg Mason Western Asset Variable Strategic Bond Portfolio 2011 Annual Report	7

Portfolio expenses (unaudited)

Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2011 and held for the six months ended December 31, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for
comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class I	3.27%	$1,000.00	$1,032.70	1.00%	$5.12	Class I	5.00%	$1,000.00	$1,020.16	1.00%	$5.09

[1]	For the six months ended December 31, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the Class I shares’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	Legg Mason Western Asset Variable Strategic Bond Portfolio 2011 Annual Report

Portfolio performance (unaudited)

Average annual total returns[1]	Class I
Twelve Months Ended 12/31/11	6.87%
Five Years Ended 12/31/11	4.26
Ten Years Ended 12/31/11	5.71

Cumulative total return[1]
Class I (12/31/01 through 12/31/11)	74.26%

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

Legg Mason Western Asset Variable Strategic Bond Portfolio 2011 Annual Report	9

Historical performance

Value of $10,000 invested in

Class I Shares of Legg Mason Western Asset Variable Strategic Bond Portfolio vs. Barclays Capital U.S. Aggregate Index† —

December 2001 - December 2011

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class I shares of Legg Mason Western Asset Variable Strategic Bond Portfolio on December 31, 2001, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2011. The hypothetical illustration also assumes a $10,000 investment in the Barclays Capital U.S. Aggregate Index. The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

10	Legg Mason Western Asset Variable Strategic Bond Portfolio 2011 Annual Report

Spread duration (unaudited)

Economic exposure — December 31, 2011

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Portfolio’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
BC U.S. Aggregate	— Barclays Capital U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
LMWA Var. Str. Bond Port.	— Legg Mason Western Asset Variable Strategic Bond Portfolio
MBS	— Mortgage-Backed Securities

Legg Mason Western Asset Variable Strategic Bond Portfolio 2011 Annual Report	11

Effective duration (unaudited)

Interest rate exposure — December 31, 2011

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Portfolio’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
BC U.S. Aggregate	— Barclays Capital U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
LMWA Var. Str. Bond Port.	— Legg Mason Western Asset Variable Strategic Bond Portfolio
MBS	— Mortgage-Backed Securities

12	Legg Mason Western Asset Variable Strategic Bond Portfolio 2011 Annual Report

Schedule of investments

December 31, 2011

Legg Mason Western Asset Variable Strategic Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Mortgage-Backed Securities — 32.6%
FHLMC — 5.4%
Federal Home Loan Mortgage Corp. (FHLMC)	5.657%	2/1/37	10,899	$11,435	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	5.625%	4/1/37	54,341	57,554	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	5.531%	5/1/37	28,414	30,205	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	5.873%	5/1/37	33,601	35,867	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	5.575%	1/1/38	75,097	80,343	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	5.500%	12/1/38	144,090	156,568
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	11/1/39	245,669	270,998
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	1/12/42	100,000	102,703	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	11/1/35-4/1/38	160,053	174,024
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	1/12/42	200,000	217,031	(b)
Total FHLMC				1,136,728
FNMA — 20.9%
Federal National Mortgage Association (FNMA)	3.000%	1/18/27	600,000	619,781	(b)
Federal National Mortgage Association (FNMA)	8.000%	7/1/30-9/1/30	1,750	2,079
Federal National Mortgage Association (FNMA)	7.500%	8/1/30-2/1/31	5,342	6,003
Federal National Mortgage Association (FNMA)	6.500%	12/1/30-6/1/40	981,329	1,105,820
Federal National Mortgage Association (FNMA)	5.500%	3/1/34-7/1/41	409,079	446,419
Federal National Mortgage Association (FNMA)	4.000%	9/1/41-11/1/41	398,453	419,195
Federal National Mortgage Association (FNMA)	4.000%	1/12/42	500,000	525,391	(b)
Federal National Mortgage Association (FNMA)	5.000%	1/12/42	600,000	648,281	(b)
Federal National Mortgage Association (FNMA)	5.500%	1/12/42	200,000	217,813	(b)
Federal National Mortgage Association (FNMA)	6.000%	1/13/42	400,000	439,563	(b)
Fedral National Mortgage Association (FNMA)	5.500%	2/1/33	11,884	12,993
Total FNMA				4,443,338
GNMA — 6.3%
Government National Mortgage Association (GNMA)	6.500%	10/20/37	30,361	34,671
Government National Mortgage Association (GNMA)	5.000%	8/20/40	34,111	37,769
Government National Mortgage Association (GNMA)	4.500%	1/20/41-3/20/41	370,330	404,806
Government National Mortgage Association (GNMA)	4.000%	1/23/42	200,000	214,594	(b)
Government National Mortgage Association (GNMA)	4.500%	1/23/42	100,000	108,984	(b)
Government National Mortgage Association (GNMA)	5.000%	1/23/42	300,000	331,969	(b)
Government National Mortgage Association (GNMA) II	3.500%	1/23/42	200,000	208,219	(b)
Total GNMA				1,341,012
Total Mortgage-Backed Securities (Cost — $6,827,978)				6,921,078

See Notes to Financial Statements.

Legg Mason Western Asset Variable Strategic Bond Portfolio 2011 Annual Report	13

Legg Mason Western Asset Variable Strategic Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — 3.6%
Accredited Mortgage Loan Trust, 2005-3 A1	0.497%	9/25/35	22,057	$19,798	(a)
ACE Securities Corp., 2006-SL2 A	0.597%	1/25/36	172,276	10,575	(a)
Amortizing Residential Collateral Trust, 2002-BC6 M2	2.057%	8/25/32	12,298	5,116	(a)
Countrywide Asset-Backed Certificates, 2004-5 M4	1.507%	6/25/34	33,980	11,028	(a)
Countrywide Home Equity Loan Trust, 2006-RES 4Q1B	0.578%	12/15/33	133,094	78,786	(a)(c)
Education Funding Capital Trust, 2003-3 A7	1.794%	12/15/42	50,000	45,500	(a)
Green Tree Financial Corp., 1997-6 A8	7.070%	1/15/29	10,749	11,205
Greenpoint Manufactured Housing, 1999-2 A2	3.086%	3/18/29	25,000	19,409	(a)
Greenpoint Manufactured Housing, 1999-3 2A2	3.745%	6/19/29	25,000	19,303	(a)
Greenpoint Manufactured Housing, 1999-4 A2	3.745%	2/20/30	25,000	19,412	(a)
Greenpoint Manufactured Housing, 2001-2 IA2	3.748%	2/20/32	25,000	18,980	(a)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.748%	3/13/32	25,000	18,894	(a)
GSAMP Trust, 2006-S2 A2	0.357%	1/25/36	69,566	6,422	(a)
Indymac Home Equity Loan Asset-Backed Trust, 2006-H1 A	0.427%	4/25/36	90,724	22,352	(a)
Keycorp Student Loan Trust, 2002-A 1A2	0.702%	8/27/31	48,439	43,363	(a)
Keycorp Student Loan Trust, 2003-A 1A2	0.678%	10/25/32	64,859	60,649	(a)
Lehman XS Trust, 2006-14N 1A1B	0.467%	9/25/46	175,691	69,200	(a)
Mid-State Trust, 6 A1	7.340%	7/1/35	12,694	13,070
Northstar Education Finance Inc., 2005-1 B	1.413%	10/30/45	100,000	55,000	(a)
Northstar Education Finance Inc., 2007-1 A6	1.626%	1/29/46	50,000	39,000	(a)(d)
Northstar Education Finance Inc., 2007-1 A7	1.629%	1/29/46	50,000	38,500	(a)
Origen Manufactured Housing, 2006-A A2	3.743%	10/15/37	75,000	40,500	(a)
SACO I Trust, 2006-4 A1	0.597%	3/25/36	68,874	23,065	(a)
Sail Net Interest Margin Notes, 2003-3 A	7.750%	4/27/33	1,252	0	(c)(e)(f)
SLM Student Loan Trust, 2003-04 A5E	1.296%	3/15/33	73,797	70,457	(a)(c)
Total Asset-Backed Securities (Cost — $1,320,290)				759,584
Collateralized Mortgage Obligations — 10.7%
Banc of America Mortgage Securities, 2005-H 2A1	2.764%	9/25/35	95,269	72,824	(a)
Banc of America Mortgage Securities Inc., 2004-K 4A1	5.251%	12/25/34	23,396	21,111	(a)
Countrywide Alternative Loan Trust, 2005-24 4A1	0.487%	7/20/35	132,648	79,381	(a)
Countrywide Alternative Loan Trust, 2005-72 A1	0.564%	1/25/36	135,416	80,096	(a)
Countrywide Alternative Loan Trust, 2006-36T2 2A5	6.000%	12/25/36	73,963	45,451
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-09 1A1	0.557%	5/25/35	102,907	59,495	(a)
Credit Suisse Mortgage Capital Certificates, 2006-C1 A4	5.419%	2/15/39	90,000	100,012	(a)
Deutsche ALT-A Securities Inc. Mortgage Loan Trust, 2005-AR1 2A1	1.832%	8/25/35	27,660	15,956	(a)

See Notes to Financial Statements.

14	Legg Mason Western Asset Variable Strategic Bond Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Legg Mason Western Asset Variable Strategic Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR2 2A1A	0.495%	3/19/45	94,100	$58,580	(a)
Downey Savings & Loan Association Mortgage Loan Trust, 2006-AR1 1A1A	1.128%	3/19/46	137,557	53,972	(a)
Federal Home Loan Mortgage Corp. (FHLMC), K007 X1, IO	1.238%	4/25/20	167,387	11,822	(a)
Federal Home Loan Mortgage Corp. (FHLMC), K008 X1, IO	1.682%	6/25/20	217,554	21,527	(a)
Federal Home Loan Mortgage Corp. (FHLMC), K009 X1, IO	1.515%	8/25/20	98,895	8,555	(a)
Federal Home Loan Mortgage Corp. (FHLMC), K016 X1, IO	1.743%	10/25/21	100,000	10,882	(a)
Federal National Mortgage Association (FNMA), 2010-142 SM, IO	6.236%	12/25/40	162,445	20,965	(a)
Federal National Mortgage Association (FNMA), 2011-96 SA, IO	6.293%	10/25/41	95,641	16,651	(a)
Federal National Mortgage Association (FNMA), 390 C3, IO	6.000%	7/25/38	38,771	4,679
Federal National Mortgage Association (FNMA), 407 41, IO	6.000%	1/25/38	84,881	12,401
FHLMC Multi-Family Structured Pass-Through Certificates, K014 X1, IO	1.280%	4/25/21	269,138	23,036	(a)
FHLMC Multi-Family Structured Pass-Through Certificates, K703 X1, IO	2.094%	5/25/18	199,226	20,975	(a)
FHLMC Multi-Family Structured Pass-Through Certificates, K704 X1, IO	2.011%	8/25/18	239,958	25,293	(a)
First Union National Bank Commercial Mortgage, 2000-C1, IO	1.179%	5/17/32	381,258	8,355	(a)
Government National Mortgage Association (GNMA), 2005-28 S, IO	5.945%	3/20/35	222,504	26,833	(a)
Government National Mortgage Association (GNMA), 2005-28 SA, IO	5.945%	3/20/35	187,851	22,844	(a)
Government National Mortgage Association (GNMA), 2010-003 MS, IO	6.295%	11/20/38	132,139	20,284	(a)
Government National Mortgage Association (GNMA), 2010-039 SP, IO	6.295%	11/20/38	100,000	13,372	(a)
Government National Mortgage Association (GNMA), 2010-057 QS, IO	6.245%	5/20/40	81,120	12,849	(a)
Government National Mortgage Association (GNMA), 2010-068 SD, IO	6.325%	6/20/40	89,277	15,070	(a)
Government National Mortgage Association (GNMA), 2010-085 HS, IO	6.365%	1/20/40	90,020	13,189	(a)
Government National Mortgage Association (GNMA), 2010-089 SD, IO	5.675%	7/20/40	89,263	13,042	(a)
Government National Mortgage Association (GNMA), 2011-04 PS, IO	5.925%	9/20/40	89,665	12,780	(a)
Government National Mortgage Association (GNMA), 2011-140 SC, IO	6.458%	10/16/41	96,350	16,643	(a)

See Notes to Financial Statements.

Legg Mason Western Asset Variable Strategic Bond Portfolio 2011 Annual Report	15

Legg Mason Western Asset Variable Strategic Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2011-H03 FA	0.739%	1/20/61	96,100	$95,091	(a)
Government National Mortgage Association (GNMA), 2011-H06 FA	0.689%	2/20/61	98,135	97,195	(a)
GS Mortgage Securities Corp. II, 2011-GC5 X4, IO	1.784%	8/10/44	99,787	9,166	(a)(c)
GSR Mortgage Loan Trust, 2005-AR5 1A1	2.836%	10/25/35	78,374	53,404	(a)
Harborview Mortgage Loan Trust, 2004-08 2A4A	0.685%	11/19/34	96,437	58,591	(a)
Harborview Mortgage Loan Trust, 2004-11 3A1A	0.635%	1/19/35	108,301	57,463	(a)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1	2.632%	3/25/35	60,426	45,086	(a)
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP9 A3	5.336%	5/15/47	90,000	95,803
JPMorgan Mortgage Trust, 2005-S3 1A1	6.500%	1/25/36	56,978	54,432
Merit Securities Corp., 11PA B2	1.757%	9/28/32	16,810	16,487	(a)(c)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-8 A3	5.962%	8/12/49	120,000	130,766	(a)
Morgan Stanley Mortgage Loan Trust, 2006-3AR 2A3	2.663%	3/25/36	194,931	97,510	(a)
Sequoia Mortgage Trust, 2003-2 A2	1.278%	6/20/33	97,559	76,646	(a)
Structured ARM Loan Trust, 2005-19XS 1A1	0.577%	10/25/35	111,989	63,347	(a)
Structured Asset Mortgage Investments Inc., 2005-AR3 2A1	2.575%	8/25/35	11,569	8,507	(a)
Structured Asset Mortgage Investments Inc., 2006-AR5 2A1	0.467%	5/25/46	109,899	50,368	(a)
Structured Asset Securities Corp., 2005-GEL2 A	0.537%	4/25/35	53,785	48,197	(a)
Voyager Dwnys Delaware Trust, 2009-1 UGL2, IO	1.138%	3/20/47	48,408	2,820	(a)(c)(f)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR17 A1A1	0.527%	12/25/45	155,303	111,288	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY4 4A1	2.433%	9/25/36	86,907	60,687	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-OA6 1A1B	1.028%	7/25/47	250,050	75,308	(a)
Wells Fargo Mortgage Backed Securities Trust, 2006-AR8 2A3	2.698%	4/25/36	20,231	15,277	(a)
Total Collateralized Mortgage Obligations (Cost — $3,181,982)				2,262,364
Corporate Bonds & Notes — 31.1%
Consumer Discretionary — 2.7%
Automobiles — 0.6%
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	100,000	118,082
Diversified Consumer Services — 0.1%
Service Corp. International, Senior Notes	7.500%	4/1/27	15,000	14,475

See Notes to Financial Statements.

16	Legg Mason Western Asset Variable Strategic Bond Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Legg Mason Western Asset Variable Strategic Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — 0.0%
CityCenter Holdings LLC/CityCenter Finance Corp., Senior Secured Notes	7.625%	1/15/16	10,000	$10,300	(c)
Station Casinos Inc., Senior Subordinated Notes	6.500%	2/1/14	25,000	0	(d)(e)(f)(g)
Total Hotels, Restaurants & Leisure				10,300
Media — 2.0%
CCO Holdings LLC / CCO Holdings Capital Corp., Senior Notes	7.000%	1/15/19	40,000	41,900
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	40,000	51,682
Comcast Corp., Notes	6.500%	1/15/15	50,000	56,721
DISH DBS Corp., Senior Notes	6.625%	10/1/14	5,000	5,362
DISH DBS Corp., Senior Notes	7.750%	5/31/15	20,000	22,100
News America Inc., Senior Notes	4.500%	2/15/21	10,000	10,505
Reed Elsevier Capital Inc., Notes	8.625%	1/15/19	20,000	24,996
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	80,000	100,624
Time Warner Cable Inc., Senior Notes	4.125%	2/15/21	10,000	10,288
Time Warner Cable Inc., Senior Notes	6.750%	6/15/39	10,000	11,857
Time Warner Cable Inc., Senior Notes	5.875%	11/15/40	30,000	32,585
Time Warner Inc., Senior Notes	7.625%	4/15/31	30,000	38,835
United Business Media Ltd., Notes	5.750%	11/3/20	20,000	20,208	(c)
Total Media				427,663
Total Consumer Discretionary				570,520
Consumer Staples — 1.7%
Beverages — 0.4%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	30,000	35,243
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	20,000	22,963
Diageo Finance BV	3.250%	1/15/15	30,000	31,739
Total Beverages				89,945
Food & Staples Retailing — 0.5%
CVS Caremark Corp., Senior Notes	6.600%	3/15/19	20,000	24,414
CVS Corp., Pass-Through Trust, Secured Notes	6.943%	1/10/30	45,672	50,757
Safeway Inc., Senior Notes	3.950%	8/15/20	10,000	9,893
Safeway Inc., Senior Notes	4.750%	12/1/21	20,000	20,528
Total Food & Staples Retailing				105,592
Food Products — 0.3%
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	60,000	69,347
Tobacco — 0.5%
Altria Group Inc., Senior Notes	8.500%	11/10/13	20,000	22,589
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	40,000	40,869

See Notes to Financial Statements.

Legg Mason Western Asset Variable Strategic Bond Portfolio 2011 Annual Report	17

Legg Mason Western Asset Variable Strategic Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Tobacco — continued
Reynolds American Inc., Senior Notes	7.250%	6/1/12	30,000	$30,731
Total Tobacco				94,189
Total Consumer Staples				359,073
Energy — 5.3%
Energy Equipment & Services — 0.3%
Baker Hughes Inc., Senior Notes	3.200%	8/15/21	30,000	31,061	(c)
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	25,000	26,125
SESI LLC, Senior Notes	7.125%	12/15/21	10,000	10,525	(c)
Total Energy Equipment & Services				67,711
Oil, Gas & Consumable Fuels — 5.0%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	60,000	72,793
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	20,000	23,211
Apache Corp., Senior Notes	5.100%	9/1/40	40,000	46,938
Arch Coal Inc., Senior Notes	7.000%	6/15/19	20,000	20,500	(c)
BP Capital Markets PLC, Senior Notes	3.125%	3/10/12	10,000	10,046
BP Capital Markets PLC, Senior Notes	5.250%	11/7/13	50,000	53,652
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	20,000	21,550
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	25,000	25,437
Concho Resources Inc., Senior Notes	6.500%	1/15/22	11,000	11,550
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	35,000	47,849
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	20,000	22,200
Devon Energy Corp., Senior Notes	5.600%	7/15/41	40,000	48,281
El Paso Corp., Medium-Term Notes	7.375%	12/15/12	46,000	47,979
Energy Transfer Partners LP, Senior Notes	9.000%	4/15/19	30,000	35,733
Enterprise Products Operating LLC, Senior Notes	4.050%	2/15/22	70,000	71,468
Enterprise Products Operating LLC, Senior Notes	5.700%	2/15/42	30,000	32,807
Hess Corp., Notes	8.125%	2/15/19	10,000	12,855
Hess Corp., Notes	7.875%	10/1/29	10,000	13,471
Hess Corp., Notes	7.300%	8/15/31	30,000	38,608
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	10,000	11,330
Kinder Morgan Energy Partners LP, Senior Notes	6.850%	2/15/20	10,000	11,777
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.250%	6/15/22	10,000	10,500
Noble Energy Inc., Senior Notes	4.150%	12/15/21	50,000	51,828
Occidental Petroleum Corp., Senior Notes	3.125%	2/15/22	20,000	20,560
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	20,000	21,100
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	25,000	28,594
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	20,000	22,271

See Notes to Financial Statements.

18	Legg Mason Western Asset Variable Strategic Bond Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Legg Mason Western Asset Variable Strategic Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	12,000	$12,901
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	50,000	52,780
QEP Resources Inc., Senior Notes	6.875%	3/1/21	20,000	21,650
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	11,000	11,495
Shell International Finance BV, Senior Notes	4.375%	3/25/20	40,000	46,781
Tennessee Gas Pipeline Co., Debentures	7.625%	4/1/37	10,000	11,980
Whiting Petroleum Corp., Senior Subordinated Notes	7.000%	2/1/14	25,000	26,750
Williams Cos. Inc., Debentures	7.500%	1/15/31	22,000	26,887
Williams Cos. Inc., Notes	7.875%	9/1/21	7,000	8,630
WPX Energy Inc., Senior Notes	6.000%	1/15/22	10,000	10,288	(c)
Total Oil, Gas & Consumable Fuels				1,065,030
Total Energy				1,132,741
Financials — 13.6%
Capital Markets — 3.0%
Credit Suisse AG/Guernsey, Junior Subordinated Notes	5.860%	5/15/17	30,000	24,525	(a)(h)
Goldman Sachs Group Inc., Senior Notes	3.625%	8/1/12	10,000	10,062
Goldman Sachs Group Inc., Senior Notes	5.450%	11/1/12	10,000	10,172
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	10,000	10,208
Goldman Sachs Group Inc., Senior Notes	7.500%	2/15/19	20,000	22,119
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	90,000	88,978
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	10,000	9,773
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	50,000	49,213
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	490,000	123,725	(c)(f)(g)
Lehman Brothers Holdings E-Capital Trust I, Notes	6.155%	8/19/65	30,000	18	(a)(g)
Lehman Brothers Holdings Inc., Medium-Term Notes	6.750%	12/28/17	240,000	264	(g)
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	10,000	9,872
Morgan Stanley, Subordinated Notes	4.750%	4/1/14	230,000	226,689
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	40,000	41,632
Total Capital Markets				627,250
Commercial Banks — 2.3%
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	30,000	30,929	(c)
Commonwealth Bank of Australia, Senior Notes	5.000%	10/15/19	10,000	10,622	(c)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	340,000	13,600	(c)(f)(g)(i)
Lloyds TSB Bank PLC, Senior Notes	6.375%	1/21/21	40,000	40,154
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	60,000	59,376	(a)(c)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	11/12/13	10,000	9,041

See Notes to Financial Statements.

Legg Mason Western Asset Variable Strategic Bond Portfolio 2011 Annual Report	19

Legg Mason Western Asset Variable Strategic Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Banks — continued
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	40,000	$33,038
Royal Bank of Scotland Group PLC, Subordinated Notes	5.050%	1/8/15	20,000	16,320
Royal Bank of Scotland PLC, Senior Notes	3.950%	9/21/15	20,000	18,770
Wachovia Corp., Subordinated Notes	5.250%	8/1/14	190,000	200,528
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	20,000	20,921
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	40,000	40,450
Total Commercial Banks				493,749
Consumer Finance — 1.0%
Ally Financial Inc., Notes	1.750%	10/30/12	50,000	50,655
American Express Co., Subordinated Debentures	6.800%	9/1/66	50,000	49,938	(a)
American Express Credit Corp., Senior Notes	5.125%	8/25/14	20,000	21,500
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	50,000	51,807
SLM Corp., Medium-Term Notes, Senior Notes	5.050%	11/14/14	20,000	19,739
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	20,000	14,959
Total Consumer Finance				208,598
Diversified Financial Services — 5.2%
Bank of America Corp., Senior Notes	5.000%	5/13/21	20,000	18,250
Bank of America Corp., Subordinated Notes	5.420%	3/15/17	200,000	180,640
Boeing Capital Corp., Senior Notes	4.700%	10/27/19	20,000	22,803
Citigroup Inc., Senior Notes	6.000%	12/13/13	20,000	20,705
Citigroup Inc., Senior Notes	6.010%	1/15/15	250,000	261,356
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	110,000	132,227
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	110,000	108,625	(a)
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	20,000	20,550	(c)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	70,000	72,100	(c)
JPMorgan Chase & Co., Subordinated Notes	6.625%	3/15/12	50,000	50,505
JPMorgan Chase & Co., Subordinated Notes	5.125%	9/15/14	90,000	94,947
JPMorgan Chase & Co., Subordinated Notes	5.150%	10/1/15	50,000	53,114
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	50,000	55,020
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	10,000	9,312
Total Diversified Financial Services				1,100,154
Insurance — 2.1%
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	10,000	9,805
American International Group Inc., Senior Notes	6.400%	12/15/20	60,000	60,656
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	270,000	256,838
MetLife Inc., Senior Notes	6.750%	6/1/16	70,000	80,721

See Notes to Financial Statements.

20	Legg Mason Western Asset Variable Strategic Bond Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Legg Mason Western Asset Variable Strategic Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Insurance — continued
Teachers Insurance & Annuity Association of America — College Retirement Equity Fund, Notes	6.850%	12/16/39	30,000	$38,638	(c)
Total Insurance				446,658
Total Financials				2,876,409
Health Care — 2.0%
Health Care Equipment & Supplies — 0.1%
Medtronic Inc., Senior Notes	4.450%	3/15/20	20,000	22,608
Health Care Providers & Services — 0.8%
HCA Inc., Senior Notes	5.750%	3/15/14	61,000	62,525
Tenet Healthcare Corp., Senior Notes	6.875%	11/15/31	5,000	4,125
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	20,000	22,550
UnitedHealth Group Inc., Senior Notes	6.000%	2/15/18	20,000	23,810
UnitedHealth Group Inc., Senior Notes	3.375%	11/15/21	20,000	20,727
WellPoint Inc., Notes	7.000%	2/15/19	20,000	24,166
WellPoint Inc., Senior Notes	3.700%	8/15/21	20,000	20,595
Total Health Care Providers & Services				178,498
Life Sciences Tools & Services — 0.1%
Thermo Fisher Scientific Inc., Senior Notes	3.600%	8/15/21	10,000	10,465
Pharmaceuticals — 1.0%
Aristotle Holding Inc., Senior Notes	3.500%	11/15/16	80,000	81,567	(c)
Pfizer Inc., Senior Notes	6.200%	3/15/19	30,000	37,073
Roche Holdings Inc., Senior Notes	6.000%	3/1/19	20,000	24,345	(c)
Teva Pharmaceutical Finance Co. BV, Senior Notes	3.650%	11/10/21	40,000	40,769
Teva Pharmaceutical Finance IV BV, Senior Notes	3.650%	11/10/21	30,000	30,577
Total Pharmaceuticals				214,331
Total Health Care				425,902
Industrials — 1.0%
Aerospace & Defense — 0.2%
Boeing Co., Senior Notes	6.000%	3/15/19	20,000	24,293
Boeing Co., Senior Notes	4.875%	2/15/20	10,000	11,696
Raytheon Co., Senior Notes	3.125%	10/15/20	10,000	10,097
Total Aerospace & Defense				46,086
Airlines — 0.5%
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	98,324	102,621
United Airlines, Pass-Through Trust, Pass-Through Certificates, Secured Notes	9.750%	1/15/17	17,787	19,210
Total Airlines				121,831

See Notes to Financial Statements.

Legg Mason Western Asset Variable Strategic Bond Portfolio 2011 Annual Report	21

Legg Mason Western Asset Variable Strategic Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Services & Supplies — 0.1%
Waste Management Inc.	7.375%	5/15/29	10,000	$12,749
Machinery — 0.1%
Caterpillar Inc., Senior Notes	3.900%	5/27/21	20,000	22,000
Road & Rail — 0.1%
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	18,000	19,755
Total Industrials				222,421
Materials — 1.6%
Chemicals — 0.1%
Ecolab Inc., Senior Notes	4.350%	12/8/21	10,000	10,700
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	10,000	11,503
Total Chemicals				22,203
Metals & Mining — 1.5%
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	40,000	43,404
BHP Billiton Finance USA Ltd., Senior Notes	3.250%	11/21/21	70,000	72,224
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	30,000	31,909
Novelis Inc., Senior Notes	8.750%	12/15/20	10,000	10,775
Rio Tinto Finance USA Ltd., Notes	6.500%	7/15/18	10,000	12,070
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	20,000	20,423
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	11/2/20	50,000	51,202
Rio Tinto Finance USA Ltd., Senior Notes	3.750%	9/20/21	20,000	21,000
Steel Dynamics Inc., Senior Notes	6.750%	4/1/15	15,000	15,412
Vale Overseas Ltd., Notes	6.875%	11/21/36	30,000	34,306
Total Metals & Mining				312,725
Total Materials				334,928
Telecommunication Services — 1.7%
Diversified Telecommunication Services — 1.4%
AT&T Inc., Global Notes	5.500%	2/1/18	50,000	57,952
AT&T Inc., Global Notes	6.550%	2/15/39	10,000	12,766
AT&T Inc., Senior Notes	3.875%	8/15/21	10,000	10,599
AT&T Inc., Senior Notes	5.550%	8/15/41	30,000	35,461
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	100,000	111,393
Intelsat Jackson Holdings Ltd., Senior Notes	8.500%	11/1/19	5,000	5,313
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	20,000	20,350
Telefonica Emisiones SAU, Senior Notes	5.877%	7/15/19	20,000	19,795
Telefonica Emisiones SAU, Senior Notes	5.462%	2/16/21	10,000	9,559
Verizon Communications Inc., Senior Notes	3.500%	11/1/21	20,000	20,866
Total Diversified Telecommunication Services				304,054

See Notes to Financial Statements.

22	Legg Mason Western Asset Variable Strategic Bond Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Legg Mason Western Asset Variable Strategic Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Wireless Telecommunication Services — 0.3%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	20,000	$23,191
Rogers Communications Inc., Senior Notes	6.800%	8/15/18	10,000	12,198
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	30,000	24,412
Total Wireless Telecommunication Services				59,801
Total Telecommunication Services				363,855
Utilities — 1.5%
Electric Utilities — 1.0%
Duke Energy Corp., Senior Notes	5.625%	11/30/12	4,000	4,169
Exelon Corp., Bonds	5.625%	6/15/35	75,000	81,004
FirstEnergy Corp., Notes	7.375%	11/15/31	85,000	104,827
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	20,000	24,839
Total Electric Utilities				214,839
Independent Power Producers & Energy Traders — 0.5%
Calpine Construction Finance Co. LP and CCFC Finance Corp., Senior Secured Notes	8.000%	6/1/16	15,000	16,275	(c)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	10,000	10,750	(c)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	63,000	66,780
Total Independent Power Producers & Energy Traders				93,805
Total Utilities				308,644
Total Corporate Bonds & Notes (Cost — $7,142,505)				6,594,493
Municipal Bonds — 0.7%
California — 0.3%
California State, GO, Build America Bonds	7.300%	10/1/39	20,000	23,668
Los Angeles, CA, Department of Water & Power Revenue, Build America Bonds	6.574%	7/1/45	20,000	25,411
Santa Clara Valley Transportation Authority, Sales Tax Revenue, Build America Bonds	5.876%	4/1/32	20,000	23,500
Total California				72,579
Georgia — 0.1%
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	20,000	20,809
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	10,000	10,290
Total Georgia				31,099
Illinois — 0.2%
Illinois State, GO	5.665%	3/1/18	20,000	21,306
Illinois State, GO	5.877%	3/1/19	20,000	21,553
Total Illinois				42,859

See Notes to Financial Statements.

Legg Mason Western Asset Variable Strategic Bond Portfolio 2011 Annual Report	23

Legg Mason Western Asset Variable Strategic Bond Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
New York — 0.1%
Liberty, NY, Development Corporation Revenue, Goldman Sachs Headquarters	5.250%	10/1/35	10,000		$10,330
Total Municipal Bonds (Cost — $141,227)					156,867
Sovereign Bonds — 2.6%
Mexico — 1.2%
Mexican Bonos, Bonds	8.000%	6/11/20	1,040,000	MXN	82,987
United Mexican States, Medium-Term Notes	5.875%	1/15/14	55,000		59,538
United Mexican States, Medium-Term Notes	5.625%	1/15/17	100,000		115,500
Total Mexico					258,025
Russia — 0.4%
Russian Foreign Bond-Eurobond	11.000%	7/24/18	65,000		89,375	(c)
Supranational — 1.0%
Corporacion Andina de Fomento, Notes	6.875%	3/15/12	210,000		212,043
Total Sovereign Bonds (Cost — $533,442)					559,443
U.S. Government & Agency Obligations — 15.8%
U.S. Government Agencies — 2.2%
Federal Home Loan Bank (FHLB), Bonds	3.625%	10/18/13	20,000		21,147
Federal Home Loan Bank (FHLB), Global Bonds	5.500%	7/15/36	40,000		52,077
Federal Home Loan Mortgage Corp. (FHLMC), Notes	1.350%	4/29/14	20,000		20,379
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	50,000		38,517
Federal National Mortgage Association (FNMA), Senior Bonds	6.250%	5/15/29	50,000		70,601
Tennessee Valley Authority, Bonds	5.980%	4/1/36	100,000		138,488
Tennessee Valley Authority, Notes	5.250%	9/15/39	20,000		25,633
Tennessee Valley Authority, Senior Bonds	3.875%	2/15/21	50,000		57,156
Tennessee Valley Authority, Senior Bonds	4.625%	9/15/60	40,000		48,019
Total U.S. Government Agencies					472,017
U.S. Government Obligations — 13.6%
U.S. Treasury Bonds	4.375%	11/15/39	30,000		38,953
U.S. Treasury Bonds	3.875%	8/15/40	290,000		347,683
U.S. Treasury Bonds	4.750%	2/15/41	450,000		620,226
U.S. Treasury Bonds	4.375%	5/15/41	205,000		267,141
U.S. Treasury Bonds	3.125%	11/15/41	60,000		62,869
U.S. Treasury Notes	1.875%	2/28/14	30,000		31,027
U.S. Treasury Notes	1.000%	9/30/16	50,000		50,523
U.S. Treasury Notes	2.250%	7/31/18	210,000		223,388
U.S. Treasury Notes	1.500%	8/31/18	280,000		284,134

See Notes to Financial Statements.

24	Legg Mason Western Asset Variable Strategic Bond Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Legg Mason Western Asset Variable Strategic Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Government Obligations — continued
U.S. Treasury Notes	1.375%	12/31/18	580,000	$581,178
U.S. Treasury Notes	3.125%	5/15/21	340,000	379,684
Total U.S. Government Obligations				2,886,806
Total U.S. Government & Agency Obligations (Cost — $3,007,769)				3,358,823
U.S. Treasury Inflation Protected Securities — 1.4%
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	94,919	126,843
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	10,340	13,992
U.S. Treasury Notes, Inflation Indexed	2.000%	4/15/12	145,064	145,790
Total U.S. Treasury Inflation Protected Securities (Cost — $260,884)				286,625

			Shares
Common Stocks — 0.0%
Energy — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
SemGroup Corp., Class A Shares (Cost — $897)			29	756	*
Preferred Stocks — 0.2%
Financials — 0.2%
Diversified Financial Services — 0.2%
Citigroup Capital XII	8.500%		950	23,902	(a)
Citigroup Capital XIII	7.875%		950	24,757	(a)
Total Preferred Stocks (Cost — $48,037)				48,659

		Expiration Date	Contracts
Purchased Options — 0.0%
Eurodollar Futures, Put @ $98.88 (Cost — $1,135)		12/17/12	3	994

			Warrants
Warrants — 0.1%
Bolivarian Republic of Venezuela, Oil-linked payment obligations		4/15/20	450	12,431	*
SemGroup Corp.		11/30/14	31	174	*(d)(f)
Total Warrants (Cost — $0)				12,605
Total Investments before Short-Term Investments (Cost — $22,466,146)				20,962,291

		Maturity Date	Face Amount†
Short-Term Investments — 20.3%
U.S. Government Agencies — 20.3%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.110%	1/10/12	75,000	74,998	(j)(k)

See Notes to Financial Statements.

Legg Mason Western Asset Variable Strategic Bond Portfolio 2011 Annual Report	25

Legg Mason Western Asset Variable Strategic Bond Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Government Agencies — continued
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.050%	2/14/12	1,000,000	$999,939	(j)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.110%	6/5/12	90,000	89,992	(j)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.080%	7/11/12	800,000	799,831	(j)
Federal National Mortgage Association (FNMA), Discount Notes	0.090%	2/1/12	200,000	199,984	(j)
Federal National Mortgage Association (FNMA), Discount Notes	0.070%	4/18/12	900,000	899,974	(j)
Federal National Mortgage Association (FNMA), Discount Notes	0.110%	7/2/12	1,230,000	1,229,753	(j)
Total Short-Term Investments (Cost — $4,293,661)				4,294,471
Total Investments — 119.1% (Cost — $26,759,807#)				25,256,762
Liabilities in Excess of Other Assets — (19.1)%				(4,049,204)
Total Net Assets — 100.0%				$21,207,558

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)	This security is traded on a to-be-announced ("TBA") basis (See Note 1).

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	Value is less than $1.

(f)	Illiquid security (unaudited).

(g)	The coupon payment on these securities is currently in default as of December 31, 2011.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	The maturity principal is currently in default as of December 31, 2011.

(j)	Rate shown represents yield-to-maturity.

(k)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is $26,761,829.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
GO	— General Obligation
IO	— Interest Only
MXN	— Mexican Peso

See Notes to Financial Statements.

26	Legg Mason Western Asset Variable Strategic Bond Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Legg Mason Western Asset Variable Strategic Bond Portfolio

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
Eurodollar Futures, Put	9/17/12	$98.88	3	$713
Total Written Options (Premiums received — $853)				$713

See Notes to Financial Statements.

Legg Mason Western Asset Variable Strategic Bond Portfolio 2011 Annual Report	27

Statement of assets and liabilities

December 31, 2011

Assets:
Investments, at value (Cost — $26,759,807)	$25,256,762
Foreign currency, at value (Cost — $3,014)	3,014
Cash	785,820
Receivable for securities sold	3,436,598
Interest receivable	155,370
Foreign currency collateral for open futures contracts, at value (Cost — $31,238)	30,055
Unrealized appreciation on forward foreign currency contracts	25,704
Swaps, at value (net premiums paid — $6,415)	6,988
Receivable from broker — variation margin on open futures contracts	6,453
Receivable for Portfolio shares sold	809
Receivable for open swap contracts	2
Principal paydown receivable	1
Prepaid expenses	821
Total Assets	29,708,397

Liabilities:
Payable for securities purchased	7,143,320
Payable for Portfolio shares repurchased	1,262,336
Investment management fee payable	24,893
Swaps, at value (net premiums received — $3,947)	6,816
Written options, at value (premiums received $853)	713
Payable for open swap contracts	3
Accrued expenses	62,758
Total Liabilities	8,500,839
Total Net Assets	$21,207,558

Net Assets:
Par value (Note 6)	$21
Paid-in capital in excess of par value	24,903,586
Undistributed net investment income	42,589
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(2,262,708)
Net unrealized depreciation on investments, futures contracts, written options, swap contracts and foreign currencies	(1,475,930)
Total Net Assets	$21,207,558

Shares Outstanding:
Class I	2,149,260

Net Asset Value:
Class I	$9.87

See Notes to Financial Statements.

28	Legg Mason Western Asset Variable Strategic Bond Portfolio 2011 Annual Report

Statement of operations

For the Year Ended December 31, 2011

Investment Income:
Interest	$1,082,804
Dividends	10,771
Total Investment Income	1,093,575

Expenses:
Investment management fee (Note 2)	204,542
Shareholder reports	41,938
Audit and tax	36,300
Custody fees	9,226
Legal fees	6,259
Transfer agent fees	6,244
Fund accounting fees	3,114
Insurance	2,021
Trustees' fees	155
Miscellaneous expenses	1,798
Total Expenses	311,597
Less: Fee waivers and/or expense reimbursements (Note 2)	(3,772)
Net Expenses	307,825
Net Investment Income	785,750

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(1,706,817)
Futures contracts	(106,046)
Written options	37,654
Swap contracts	(135,155)
Foreign currency transactions	(33,484)
Net Realized Loss	(1,943,848)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	3,310,280
Futures contracts	7,075
Written options	140
Swap contracts	62,159
Foreign currencies	27,660
Change in Net Unrealized Appreciation (Depreciation)	3,407,314
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	1,463,466
Increase in Net Assets from Operations	$2,249,216

See Notes to Financial Statements.

Legg Mason Western Asset Variable Strategic Bond Portfolio 2011 Annual Report	29

Statements of changes in net assets

For the Years Ended December 31,	2011	2010

Operations:
Net investment income	$785,750	$1,831,466
Net realized loss	(1,943,848)	(732,171)
Change in net unrealized appreciation (depreciation)	3,407,314	5,160,752
Increase in Net Assets From Operations	2,249,216	6,260,047

Distributions to Shareholders From (Notes 1 and 5):
Net investment income	(1,040,005)	(1,500,005)
Decrease in Net Assets From Distributions to Shareholders	(1,040,005)	(1,500,005)

Portfolio Share Transactions (Note 6):
Net proceeds from sale of shares	6,467,814	6,230,242
Reinvestment of distributions	1,040,005	1,500,005
Cost of shares repurchased	(41,775,603)	(12,391,602)
Decrease in Net Assets From Portfolio Share Transactions	(34,267,784)	(4,661,355)
Increase (Decrease) in Net Assets	(33,058,573)	98,687

Net Assets:
Beginning of year	54,266,131	54,167,444
End of year*	$21,207,558	$54,266,131
* Includes undistributed net investment income of:	$42,589	$317,846

See Notes to Financial Statements.

30	Legg Mason Western Asset Variable Strategic Bond Portfolio 2011 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2011	2010	2009	2008	2007

Net asset value, beginning of year	$ 9.57	$ 8.80	$ 7.59	$ 9.93	$ 10.24

Income (loss) from operations:
Net investment income	0.25	0.31	0.37	0.47	0.53
Net realized and unrealized gain (loss)	0.40	0.73	1.31	(2.20)	(0.33)
Total income (loss) from operations	0.65	1.04	1.68	(1.73)	0.20

Less distributions from:
Net investment income	(0.35)	(0.27)	(0.39)	(0.61)	(0.51)
Net realized gains	—	—	(0.08)	—	—
Total distributions	(0.35)	(0.27)	(0.47)	(0.61)	(0.51)

Net asset value, end of year	$9.87	$9.57	$8.80	$7.59	$9.93
Total return[2]	6.87%	11.82%	22.29%	(17.35)%	1.99%

Net assets, end of year (000s)	$21,208	$54,266	$54,167	$49,894	$85,823

Ratios to average net assets:
Gross expenses	0.99%	0.90%	0.96%	0.91%	0.83%
Net expenses[3,4]	0.98 [5]	0.90	0.96	0.91 [5]	0.83
Net investment income	2.50	3.29	4.48	5.15	5.12

Portfolio turnover rate[6]	224%	224%	76%	24%	79%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees' consent.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 793%, 685%, 316%, 377% and 579% for the years ended December 31, 2011, 2010, 2009, 2008 and 2007, respectively.

See Notes to Financial Statements.

Legg Mason Western Asset Variable Strategic Bond Portfolio 2011 Annual Report	31

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Western Asset Variable Strategic Bond Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

The Portfolio has adopted Financial Accounting Standards Board Codification Topic 820 ("ASC Topic 820"). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

32	Legg Mason Western Asset Variable Strategic Bond Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Mortgage-backed securities	—	$6,921,078	—		$6,921,078
Asset-backed securities	—	720,584	$39,000		759,584
Collateralized mortgage obligations	—	2,262,364	—		2,262,364
Corporate bonds & notes	—	6,594,493	0	*	6,594,493
Municipal bonds	—	156,867	—		156,867
Sovereign bonds	—	559,443	—		559,443
U.S. government & agency obligations	—	3,358,823	—		3,358,823
U.S. treasury inflation protected securities	—	286,625	—		286,625
Common stocks	$756	—	—		756
Preferred stocks	48,659	—	—		48,659
Purchased options	994	—			994
Warrants	—	12,431	174		12,605
Total long-term investments	$50,409	$20,872,708	$39,174		$20,962,291
Short-term investments†	—	4,294,471	—		4,294,471
Total investments	$50,409	$25,167,179	$39,174		$25,256,762
Other financial instruments:
Futures contracts	$11,828	—	—		$11,828
Forward foreign currency contracts	—	$25,704	—		25,704
Credit default swaps on credit indices — buy protection‡	—	6,988	—		6,988
Total other financial instruments	$11,828	$32,692	—		$44,520
Total	$62,237	$25,199,871	$39,174		$25,301,282

Legg Mason Western Asset Variable Strategic Bond Portfolio 2011 Annual Report	33

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$713	—	—	$713
Futures contracts	7,077	—	—	7,077
Credit default swaps on credit indices — sell protection‡	—	$4,000	—	4,000
Total return swaps‡	—	2,816	—	2,816
Total	$7,790	$6,816	—	$14,606

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

*	Value is less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds & Notes		Asset- Backed Securities[5]	Collateralized Mortgage Obligations	Warrants	Total
Balance as of December 31, 2010	$0	*	$83,150	$28,852	—	$112,002
Accrued premiums/discounts	—		504	484	—	988
Realized gain (loss)[1]	(194,966)		774	(183,887)	—	(378,079)
Change in unrealized appreciation (depreciation)[2]	195,000		(6,553)	196,025	—	384,472
Purchases	—		83,125	—	—	83,125
Sales	(34)		(83,500)	(38,654)	—	(122,188)
Transfers into Level 3[3]	—			—	$174	174
Transfers out of Level 3[4]	—		(38,500)	(2,820)	—	(41,320)
Balance as of December 31, 2011	$0	*	$39,000	—	$174	$39,174
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2011[2]	—		$(2,779)	—	—	$(2,779)

The	Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Value is less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

[5]	Prior year amount has been reclassified to reflect current period classification.

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each

34	Legg Mason Western Asset Variable Strategic Bond Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Portfolio acquires a debt security subject to an obligation of the seller to repurchase, and of the Portfolio to resell, the security at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Forward foreign currency contracts. The Portfolio enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Futures contracts. The Portfolio uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Portfolio is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Portfolio each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Portfolio recognizes a realized gain or loss when the contract is closed.

Legg Mason Western Asset Variable Strategic Bond Portfolio 2011 Annual Report	35

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Written options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Portfolio’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Portfolio from the exercise of the written put option to form the Portfolio’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Portfolio.

The risk in writing a covered call option is that the Portfolio may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Stripped securities. The Portfolio may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in IO’s.

36	Legg Mason Western Asset Variable Strategic Bond Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

(g) Securities traded on a to-be-announced basis. The Portfolio may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(h) Mortgage dollar rolls. The Portfolio may enter into mortgage dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Portfolio executes its mortgage dollar rolls entirely in the TBA market, whereby the Portfolio makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Portfolio accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

(i) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(j) Swap agreements. The Portfolio invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes including to increase the Portfolio’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may

Legg Mason Western Asset Variable Strategic Bond Portfolio 2011 Annual Report	37

be required to be held in segregated accounts with the Portfolio’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Portfolio are recognized as a realized gain or loss in the Statement of Operations.

The Portfolio’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2011, the total notional value of all credit default swaps to sell protection is $38,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Portfolio bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended December 31, 2011, see Note 4.

Credit default swaps

The Portfolio enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Portfolio may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Portfolio has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Portfolio could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

38	Legg Mason Western Asset Variable Strategic Bond Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Portfolio’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty). As the protection seller, the Portfolio’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Portfolio enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Portfolio records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over

Legg Mason Western Asset Variable Strategic Bond Portfolio 2011 Annual Report	39

the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Total return swaps

The Portfolio enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Portfolio will receive a payment from the counterparty. To the extent it is less, the Portfolio will make a payment to the counterparty.

(k) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Portfolio does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(l) Credit and market risk. The Portfolio invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may

40	Legg Mason Western Asset Variable Strategic Bond Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

have disruptive effects on the market prices of investments held by the Portfolio. The Portfolio’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(m) Foreign investment risks. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(n) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Portfolio may invest in certain securities or engage in other transactions, where the Portfolio is exposed to counterparty credit risk in addition to broader market risks. The Portfolio may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Portfolio’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Portfolio to increased risk of loss.

The Portfolio has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Portfolio’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of December 31, 2011, the Portfolio held written options, credit default swaps and total return swaps with credit related contingent features which had a liability posi-

Legg Mason Western Asset Variable Strategic Bond Portfolio 2011 Annual Report	41

tion of $7,529. If a contingent feature in the master agreements would have been triggered, the Portfolio would have been required to pay this amount to its derivatives counterparties.

(o) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(p) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(q) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank.

(r) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the "Code"), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2011, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	—	$1,708,941	$(1,708,941)
(b)	$(21,002)	21,002	—

(a)	Reclassifications are primarily due to book/tax differences in the treatment of an in-kind distribution of securities.

(b)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, losses from mortgage backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of swap contracts.

42	Legg Mason Western Asset Variable Strategic Bond Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Portfolio Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Portfolio’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.650%
Next $1 billion	0.625
Next $3 billion	0.600
Next $5 billion	0.575
Over $10 billion	0.550

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio. Western Asset Limited provides certain subadvisory services to the Portfolio relating currency transactions and investment in non-U.S. dollar denominated securities and related foreign currency instruments. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Portfolio. In turn, Western Asset pays Western Asset Limited a sub-advisory fee of 0.30% on the assets managed by Western Asset Limited.

As a result of an expense limitation arrangement between the Portfolio and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

During the year ended December 31, 2011, fees waived and/or expenses reimbursed amounted to $3,772.

The investment manager is permitted to recapture amounts previously waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Portfolio, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

Legg Mason Western Asset Variable Strategic Bond Portfolio 2011 Annual Report	43

3. Investments

During the year ended December 31, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$4,077,401	$261,111,950
Sales	9,214,424	269,310,709

At December 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,047,472
Gross unrealized depreciation	(2,552,539)
Net unrealized depreciation	$(1,505,067)

At December 31, 2011, the Portfolio had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
German Euro Bund	2	3/12	$352,118	$359,905	$7,787
U.S. Treasury 5-Year Notes	9	3/12	1,105,279	1,109,320	4,041
					11,828
Contracts to Sell:
U.S. Treasury 2-Year Notes	6	3/12	$1,322,636	$1,323,281	(645)
U.S. Treasury 10-Year Notes	3	3/12	390,592	393,375	(2,783)
U.S. Treasury 30-Year Bonds	5	3/12	720,413	724,062	(3,649)
					(7,077)
Net unrealized gain on open futures contracts					$4,751

During the year ended December 31, 2011, written option transactions for the Portfolio were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2010	—	—
Options written	480,088	$55,938
Options closed	(240,075)	(35,849)
Options exercised	(5)	(5,968)
Options expired	(240,005)	(13,268)
Written options, outstanding as of December 31, 2011	3	$853

At December 31, 2011, the Portfolio held TBA securities with a total cost of $3,608,262.

44	Legg Mason Western Asset Variable Strategic Bond Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

At December 31, 2011, the Portfolio had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain
Contracts to Buy:
Canadian Dollar	Morgan Stanley & Co.	196,000	$192,204	2/16/12	$122
Contracts to Sell:
Euro	UBS AG	497,756	644,418	2/16/12	25,582
Net unrealized gain on open forward foreign currency contracts					$25,704

At December 31, 2011, the Portfolio held the following open swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received By The Portfolio‡	Market Value[3]	Upfront Premiums (Received)	Unrealized Appreciation (Depreciation)
Credit Suisse First Boston Inc. (CMBX NA AM 1)	$11,000	10/12/52	0.500% monthly	$(1,257)	$(1,011)	$(246)
Goldman Sachs Group Inc. (CMBX NA AM 1)	10,000	10/12/52	0.500% monthly	(1,143)	(916)	(227)
Goldman Sachs Group Inc. (CMBX 3 2007-1 AAA)	17,000	12/13/49	0.080% monthly	(1,600)	(2,000)	400
Total	$38,000			$(4,000)	$(3,927)	$(73)

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made By The Portfolio‡	Market Value[3]	Upfront Premiums Paid	Unrealized Appreciation (Depreciation)
Credit Suisse First Boston Inc. (CMBX 1 2006-1 AAA Index)	$28,000	10/12/52	0.100% monthly	$1,408	$1,126	$282
Goldman Sachs Group Inc. (CMBX.1.2006-1 AAA Index)	24,000	10/12/52	0.100% monthly	1,207	980	227
Citigroup Global Markets Inc. (CMBX 4 2007-2 AAA Index)	14,000	2/17/51	0.350% monthly	1,407	1,665	(258)
Credit Suisse First Boston Inc. (CMBX 1 2006-1 AAA Index)	59,000	10/12/52	0.100% monthly	2,966	2,644	322
Total	$125,000			$6,988	$6,415	$573

TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount	Termination Date	Periodic Payments Made By The Portfolio	Periodic Payments Received By The Portfolio	Upfront Premiums Paid (Received)	Unrealized Depreciation
Goldman Sachs Group Inc.	$33,667	1/12/39	1-month LIBOR‡	IOS.FN30.600.08**	$59	$(342)
Goldman Sachs Group Inc.	67,333	1/12/39	1-month LIBOR‡	IOS.FN30.600.08**	(10)	(558)
Goldman Sachs Group Inc.	72,295	1/12/39	1-month LIBOR‡	IOS.FN30.550.08**	(69)	(739)
Credit Suisse First Boston Inc.	14,000	7/2/12	TRX2-CMBS Reset**	TRX-CMBS**	—	(210)
Credit Suisse First Boston Inc.	14,000	10/1/12	TRX2-CMBS Reset**	TRX-CMBS**	—	(341)
Citigroup Global Markets	15,000	4/2/12	TRX2-CMBS Reset**	TRX-CMBS**	—	(66)
Credit Suisse First Boston Inc.	36,000	7/2/12	TRX2-CMBS Reset**	TRX-CMBS**	—	(540)
Total	$252,295				$(20)	$(2,796)

Legg Mason Western Asset Variable Strategic Bond Portfolio 2011 Annual Report	45
[1]

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market value (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

‡	Percentage shown is an annual percentage rate.

**	Periodic payments made/received by the Portfolio are based on the total return of the referenced entity.

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2011.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	$994	—	—	$994
Futures contracts[3]	11,828	—	—	11,828
Swap contracts[4]	—	—	$6,988	6,988
Forward foreign currency contracts	—	$25,704	—	25,704
Total	$12,822	$25,704	$6,988	$45,514

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	$713	—	—	$713
Futures contracts[3]	7,077	—	—	7,077
Swap contracts[4]	1,659	—	$5,157	6,816
Total	$9,449	—	$5,157	$14,606

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

46	Legg Mason Western Asset Variable Strategic Bond Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio's Statement of Operations for the year ended December 31, 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Portfolio's derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options	$(817)	—	$844	$27
Written options	29,193	—	8,461	37,654
Futures contracts	(106,046)	—	—	(106,046)
Swap contracts	(134,327)	—	(828)	(135,155)
Forward foreign currency contracts	—	$(36,109)	—	(36,109)
Total	$(211,997)	$(36,109)	$8,477	$(239,629)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options	$(141)	—	—	$(141)
Written options	140	—	—	140
Futures contracts	7,075	—	—	7,075
Swap contracts	83,639	—	$(21,480)	62,159
Forward foreign currency contracts	—	$31,387		31,387
Total	$90,713	$31,387	$(21,480)	$100,620

During the year ended December 31, 2011, the volume of derivative activity for the Portfolio was as follows:

Average Market Value
Purchased options	$1,874
Written options	5,656
Forward foreign currency contracts (to buy)	401,028
Forward foreign currency contracts (to sell)	665,787
Futures contracts (to buy)	3,931,440
Futures contracts (to sell)	3,314,178

Average Notional Balance
Interest rate swap contracts†	$526,923
Credit default swap contracts (to buy protection)	291,462
Credit default swap contracts (to sell protection)	58,879
Total return swap contracts	247,240

†	At December 31, 2011, there were no open positions held in this derivative.

Legg Mason Western Asset Variable Strategic Bond Portfolio 2011 Annual Report	47

5. Distributions to shareholders by class

	Year Ended December 31, 2011	Year Ended December 31, 2010
Net Investment Income:
Class I	$1,040,005	$1,500,005
Class II1	—	—
	$1,040,005	$1,500,005

[1]	Class II shares were fully redeemed on April 5, 2010.

6. Shares of beneficial interest

At December 31, 2011, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Portfolio has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount
Class I
Shares sold	652,901	$6,467,814	657,753	$6,230,242
Shares issued on reinvestment	106,384	1,040,005	157,903	1,500,005
Shares repurchased	(4,278,517)	(41,775,603)	(1,305,608)	(12,391,533)
Net decrease	(3,519,232)	$(34,267,784)	(489,952)	$(4,661,286)

Class II1
Shares repurchased	—	—	(7)	$(69)
Net decrease	—	—	(7)	$(69)

[1]	Class II shares were fully redeemed on April 5, 2010.

7. Redemptions-in-kind

The Portfolio may make payment for Portfolio shares redeemed wholly or in part by distributing portfolio securities to shareholders. For the year ended December 31, 2011, the Portfolio had redemptions-in-kind with total proceeds in the amount of $27,983,863. The net realized losses on these redemptions-in-kind amounted to $1,708,941, which will not be realized for tax purposes.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2011	2010
Distributions Paid From:
Ordinary income	$1,040,005	$1,500,005

48	Legg Mason Western Asset Variable Strategic Bond Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

As of December 31, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$164,129
Capital loss carryforward*	(2,263,722)
Other book/tax temporary differences(a)	(118,504)
Unrealized appreciation (depreciation)(b)	(1,477,952)
Total accumulated earnings (losses) — net	$(3,696,049)

*	As of December 31, 2011, the Portfolio had the following net capital loss carryforward remaining:

Year of Expiration	Amount
No Expiration	$(698,045)**
12/31/2017	(1,138,446)
12/31/2018	(427,231)
$(2,263,722)

These amounts will be available to offset future taxable capital gains.

**	Under the Regulated Investment Company Modernization Act of 2010, the Portfolio is permitted to carry forward these capital losses for an unlimited period. However, these losses will be required to be utilized prior to the fund's other capital losses with the expiration dates listed above. Additionally, these capital losses retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains / (losses) on certain futures and foreign currency contracts, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

9. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former distributor of the Portfolio, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

Legg Mason Western Asset Variable Strategic Bond Portfolio 2011 Annual Report	49

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. On June 9, 2011, the Court of Appeals issued a Summary Order affirming the District Court’s dismissal of all claims with the exception of Plaintiffs’ Section 36(b) claim as it relates to Transfer Agent fees paid to an affiliate of the Managers. The case has been remanded to the District Court for further proceedings in accordance with the Summary Order.

Plaintiffs agreed to dismiss the case, and a Stipulation of Dismissal with Prejudice was filed with the Court on October 20, 2011, terminating the litigation.

*  *  *

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both a derivative claim on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in

50	Legg Mason Western Asset Variable Strategic Bond Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason (the “Derivative Claim”). In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures (the “Putative Class Claims”). The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board.

The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court.

On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand.

Legg Mason Western Asset Variable Strategic Bond Portfolio 2011 Annual Report	51

On May 6, 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal of the Putative Class Claims. With regard to the Derivative Claim, to which the certified question related and as to which the district court granted a motion to dismiss, the Second Circuit vacated the district court’s judgment and remanded with instructions to the court to convert the motion to dismiss to a motion for summary judgment, and to rule on that motion, after further discovery should the court determine that such further discovery is warranted. On August 4, 2011, the Court held a status conference and granted plaintiff leave to file a motion for particularized discovery, while indicating that any attempt to amend the existing Complaint would be denied. On September 16, 2011, plaintiff filed motions for discovery and to amend the Complaint. Defendants filed oppositions to those two motions on October 27, 2011.

10. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs ("ASU No. 2011-04"). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Portfolio's financial statements and related disclosures.

52	Legg Mason Western Asset Variable Strategic Bond Portfolio 2011 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Variable Income Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason Western Asset Variable Strategic Bond Portfolio, a series of Legg Mason Partners Variable Income Trust, including the schedule of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Western Asset Variable Strategic Bond Portfolio as of December 31, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 15, 2012

Legg Mason Western Asset Variable Strategic Bond Portfolio	53

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Variable Income Trust (the “Trust”) held on November 7-8, 2011, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Legg Mason Western Asset Variable Strategic Bond Portfolio, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of a sub-advisory agreement (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited (together with the Subadviser, the “Subadvisers”), an affiliate of the Manager and the Subadviser, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the meeting and considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information provided and the presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or Subadvisers were present. In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as

54	Legg Mason Western Asset Variable Strategic Bond Portfolio

Board approval of management and subadvisory agreements (unaudited) (cont’d)

the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements, and each Trustee may have attributed different weight to the various factors.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers had expanded over time as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Manager's and each Subadviser's risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager's and each Subadviser's senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadvisers’ policies and practices regarding the selection of brokers and dealers and the execution of the portfolio transactions. In addition, management also reported to the Board on, among other things, its business plans and organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against

Legg Mason Western Asset Variable Strategic Bond Portfolio	55

its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all funds classified by Lipper as general bond funds underlying variable insurance products, showed, among other data, that the Fund’s performance for the 1-year period ended June 30, 2011 was above the median and the performance for the 3-, 5- and 10-year periods ended June 30, 2011 was below the median. The Board noted the explanations from the Manager and the Subadvisers concerning the Fund's relative performance versus the peer group for the various periods.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreements were sufficient for renewal. The Board noted that it will continue to evaluate the Fund’s performance and any actions taken by the Manager and the Subadvisers to continue to improve performance.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers. In addition, the Board noted that the compensation paid to the Subadvisers is paid by the Manager, not the Fund.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts. The Board also considered and discussed information about the Subadvisers’ fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of

56	Legg Mason Western Asset Variable Strategic Bond Portfolio

Board approval of management and subadvisory agreements (unaudited) (cont’d)

funds (including the Fund) classified as general bond funds underlying variable insurance products and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee was at the median and Actual Management Fee was above the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board took into account management’s discussion of the Fund’s expenses and noted the size of the Fund. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2013.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed in the past by an outside consultant and remained substantially unchanged. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that although the Fund had not reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered, the Fund’s Contractual Management Fee was approximately equivalent to the asset-weighted average of management fees paid by the other funds with the same Lipper investment classification/objective at all asset levels.

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

Legg Mason Western Asset Variable Strategic Bond Portfolio	57

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreements would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

58	Legg Mason Western Asset Variable Strategic Bond Portfolio

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Western Asset Variable Strategic Bond Portfolio (the “Portfolio”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Portfolio is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Portfolio at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)
A. Benton Cocanougher
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A&M University (2009 to 2010); A.P. Wiley Professor, Texas A&M University (2001 to 2008); Interim Chancellor, Texas A&M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)

Legg Mason Western Asset Variable Strategic Bond Portfolio	59

Independent Trustees cont’d
Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	None
Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	None
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)
Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	None

60	Legg Mason Western Asset Variable Strategic Bond Portfolio

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	None
Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (66 funds)
Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

Legg Mason Western Asset Variable Strategic Bond Portfolio	61

Independent Trustees cont’d
R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	None
Interested Trustee and Officer:
R. Jay Gerken[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 161 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)
Number of funds in fund complex overseen by Trustee	161
Other board memberships held by Trustee during past five years	None
Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

62	Legg Mason Western Asset Variable Strategic Bond Portfolio

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Vanessa A. Williams Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Assistant Vice President and Senior Compliance Officer Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM (since 2002)

Legg Mason Western Asset Variable Strategic Bond Portfolio	63

Additional Officers cont’d
Richard F. Sennett Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)
James Crowley Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1966
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Vice President and Controller within the Global Oversight group for certain mutual funds associated with Legg Mason & Co. or its affiliates (2010-2011); formerly, Controller of Security Fair Valuation and Project Management for Legg Mason & Co. or its affiliates (2006 to 2010)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Portfolio within the meaning of section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Portfolio, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

64	Legg Mason Western Asset Variable Strategic Bond Portfolio

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2011:

Record date:	4/26/2011	12/20/2011
Payable date:	4/27/2011	12/21/2011
Dividends qualifying for the dividends
received deduction for corporations	0.11%	—

Please retain this information for your records.

Legg Mason Western Asset

Variable Strategic Bond Portfolio

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken

Chairman

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Western Asset Variable Strategic Bond Portfolio

The Portfolio is a separate investment series of Legg Mason Partners Variable Income Trust, a Maryland statutory trust.

Legg Mason Western Asset Variable Strategic Bond Portfolio

Legg Mason Funds

55 Water Street

New York, NY 10041

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Portfolio at 1-877-721-1926.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Portfolio at 1-877-721-1926, (2) on the Portfolio’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset Variable Strategic Bond Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless proceeded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD04118 2/12 SR12-1574

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2010 and December 31, 2011 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $112,300 in 2010 and $96,000 in 2010.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2010 and $0 in 2011.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Variable Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $15,600 in 2010 and $13,300 in 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Variable Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Variable Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2010 and 2011; Tax Fees were 100% and 100% for 2010 and 2011; and Other Fees were 100% and 100% for 2010 and 2011.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Income Trust during the reporting period were $0 in 2011.

(h) Yes. Legg Mason Partners Variable Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Income Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Income Trust

Date:	February 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Income Trust

Date:	February 24, 2012

By:	/S/ RICHARD F. SENNETT
(Richard F. Sennett)
Principal Financial Officer of
Legg Mason Partners Variable Income Trust

Date:	February 24, 2012